PL6-1-399


                             Chase Vista Bond Funds
                                     Gintel

                        Supplement Dated October 19, 1999
                                     Class A
                       Prospectus Dated February 26, 1999
The following paragraphs replace "The Portfolio Manager" section on page 8 of the Prospectus:

U.S. TREASURY INCOME FUND
A team of investment managers with Chase, led by Timothy Neumann, Head of Taxable Core Investment Group at Chase is responsible for the management of the U.S. Treasury Income Fund. Mr. Neumann has been responsible for of the Fund since January 1997. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance





                                                                   PSGL1-36-1099